SCHEDULE 14A
                               (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.         )

  Filed by Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               (Name of Registrant as Specified In Its Charter)

                       HALLMARK FINANCIAL SERVICES, INC.
  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ___________________________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ___________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________
       (5) Total Fee Paid
  ___________________________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  ___________________________________________________________________________
       (1) Amount Previously Paid:
  ___________________________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ___________________________________________________________________________
       (3) Filing Party:
  ___________________________________________________________________________
       (4) Date Filed:
  ___________________________________________________________________________

                      HALLMARK FINANCIAL SERVICES, INC.
                        777 W. Main Street, Suite 1000
                           Fort Worth, Texas 76102


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 20, 2004



 To Our Shareholders:

      NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Hallmark Financial Services, Inc. (the "Company") will be held at Carter Burgess Plaza, 777 W. Main Street, 11th Floor, Fort Worth, Texas, at 10:00 a.m., Central Daylight Time, on Thursday, May 20, 2004, for the following purposes:

       1. To elect five directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

       2. To transact such other business that may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on April 20, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      All shareholders of the Company are cordially invited to attend the Annual Meeting.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ Cecil R. Wise
                               ------------------------
                               Cecil R. Wise, Secretary

 Dated: April 23, 2004


      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE
 ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.   IF
 YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                      HALLMARK FINANCIAL SERVICES, INC.
                       777 W. Main Street, Suite 1000
                          Fort Worth, Texas 76102


                               PROXY STATEMENT

                                     FOR

                       ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 20, 2004

                           _______________________


                  SOLICITATION AND REVOCABILITY OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hallmark Financial Services, Inc., a Nevada corporation (the "Company"), to be voted at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 20, 2004, at the time and place and for the purposes set forth in the accompanying
 Notice of Annual Meeting of Shareholders (the "Notice"), and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of each of the nominees for director and in the discretion of the proxy holder on any other matter that may properly come before the meeting.

      Submitting a proxy will not affect a shareholder's right to vote in person at the Annual Meeting. Any shareholder who gives a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed on a later date, or by making a written request in person at the Annual Meeting that the proxy be returned. However, mere attendance at the Annual Meeting will not of itself revoke the proxy.

      All expenses of preparing, assembling and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone or in person. Such officers and employees who solicit proxies will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares they hold, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in forwarding these materials.

      The principal executive offices  of the Company are  located at 777  W.
 Main Street, Suite  1000, Fort Worth,  Texas 76102.   The Company's  mailing
 address is the same as that of its principal executive offices.

      This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders on or about April 23, 2004. A copy of the Company's Annual Report for the fiscal year ended December 31, 2003, is enclosed herewith. Except as expressly incorporated by reference herein, such Annual Report does not constitute a part of the materials used for the solicitation of proxies.

                           PURPOSES OF THE MEETING

      At the Annual Meeting, the shareholders of the Company will consider and vote on the following matters:

           1. Election of five directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

           2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.


                              QUORUM AND VOTING

      The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 20, 2004 (the "Record Date"). On the Record Date, there were 36,447,291 shares of Common Stock of the Company, par value $0.03 per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of one-third of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock actually voted will be required for the approval of all other matters to come before the Annual Meeting.

      Abstentions and broker non-votes will be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to the Bylaws of the Company, abstentions and broker non-votes will not be counted in determining the number of shares voted on any matter and will have no effect on the election of directors or the approval of any proposal submitted to a vote of the shareholders at the Annual Meeting.


                            ELECTION OF DIRECTORS
                                  (Item 1)

      At the Annual Meeting, five directors will be elected for a term expiring at the 2005 annual meeting of the Company's shareholders or when their successors are elected and qualify. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Cumulative voting is not permitted in the election of directors.

      The Company's Board of Directors has proposed the following slate of nominees for election as directors at the Annual Meeting. None of the nominees was selected on the basis of any special arrangement or understanding with any other person. None of the nominees bears any family relationship to any other nominee or to any executive officer of the Company. The Board of Directors of the Company has determined that all of its nominees other than Mark E. Schwarz meet the current independence requirements of the American Stock Exchange.

      In the absence of instructions to the contrary, shares represented by proxy will be voted for the election of each nominee named below. Each nominee has accepted nomination and agreed to serve if elected. If any nominee becomes unable to serve before election, shares represented by proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

      The Board of Directors recommends a vote FOR election of each nominee below.



                            Director
 Name                Age     Since   Current Position(s) with the Company
 ----                ---     -----   ------------------------------------

 Mark E. Schwarz     43      2001    Chief Executive Officer, President,
                                     Director and Chairman of the Board

 Scott T. Berlin     34      2001    Director

 James C. Epstein    45      2003    Director

 James H. Graves     55      1995    Director

 George R. Manser    72      1995    Director


      Mark E. Schwarz was elected Chief Executive Officer of the Company in January, 2003, and assumed the position of President in November, 2003. Since 2003, Mr. Schwarz has also served as Chief Executive Officer and Chairman of the board of directors of Geoworks Corporation, a software development company which has discontinued active operations. Since 1993, Mr. Schwarz has served, directly or indirectly through entities he controls, as the sole general partner of Newcastle Partners, L.P., a private investment firm. Since 2000, he has also served as the President and sole Managing Member of Newcastle Capital Group, L.L.C., the general partner of Newcastle Capital Management, L.P., a private investment management firm. From 1995 until 1999, Mr. Schwarz was also a Vice President of Sandera Capital Management, L.L.C., a private investment firm associated with the Lamar Hunt family. From 1993 until 1996, Mr. Schwarz was a securities analyst and portfolio manager for SCM Advisors, L.L.C., an investment advisory firm. Mr. Schwarz presently serves as Chairman of the board of directors of Pizza Inn, Inc., an operator and franchisor of pizza restaurants. He also currently serves as a director of Bell Industries, Inc., a company primarily engaged in providing computer systems integration services; Nashua Corporation, a manufacturer of specialty papers, labels and printing supplies; SL Industries, Inc., a developer of power systems used in a variety of aerospace, computer, datacom, industrial, medical, telecom, transportation and utility equipment applications; and WebFinancial Corporation, a banking and specialty finance company.

      Scott T. Berlin  is a  Director focused  on the  corporate finance  and mergers/acquisitions practice at Brown, Gibbons, Lang & Company, an investment banking firm serving middle market companies. Prior to joining Brown, Gibbons, Lang & Company in 1997, Mr. Berlin was a lending officer in the Middle Market Group at The Northern Company.

      James C. Epstein is Chairman of EWI RE, Inc., a reinsurance intermediary and consulting firm which he founded in 1988 and led as President until 2000. From 1985 to 1988, he served as a Vice President and member of the reinsurance advisory board of Sedgwick Group, PLC, an international insurance, reinsurance and consulting firm. From 1984 to 1985, he worked as a reinsurance broker at E.W. Blanch Co. Mr. Epstein began his insurance career in 1981 as an actuary with Tillinghast & Co.

      James H. Graves is a Partner of Erwin, Graves & Associates, LP, a management consulting firm founded in 2002. He is also Chief Operating Officer and Vice Chairman of the board of directors of Detwiler, Mitchell & Company, a securities brokerage and investment banking firm. Previously, Mr. Graves was a Managing Director of UBS Warburg, Inc., an international financial services firm which provides investment banking, underwriting and brokerage services. He was a Managing Director of Paine Webber Group Inc. prior to its acquisition by UBS Warburg in November 2000, and was Chief Operating Officer of J.C. Bradford & Co. at the time of its acquisition by Paine Webber Group Inc. in June 2000. Mr. Graves had earlier served as Managing Director of J.C. Bradford & Co. and co-manager of its Corporate Finance Department. Prior to its acquisition by Paine Webber Group Inc., J.C. Bradford & Co. provided investment advisory services to the Company. Prior to joining J.C. Bradford & Co. in 1991, Mr. Graves had for 11 years been employed by Dean Witter Reynolds, where he completed his tenure as the head of the Special Industries Group in New York City. Mr. Graves also serves as a director of Cash America International, Inc., a company operating pawn shops and jewelry stores.

      George R. Manser is Chairman of Concorde Holding Co. and CAH, Inc. LLC, each a private investment management company. From 1991 to 2003, Mr. Manser served as a director of State Auto Financial Corp., an insurance holding company engaged primarily in the property and casualty insurance business. Prior to his retirement in 2000, Mr. Manser also served as Chairman of Uniglobe Travel (Capital Cities), Inc., a franchisor of travel agencies; as a director of CheckFree Corporation, a provider of financial electronic commerce services, software and related products; and as an advisory director of J.C. Bradford & Co. From 1995 to 1999, Mr. Manser served as the Director of Corporate Finance of Uniglobe Travel USA, L.L.C., a franchisor of travel agencies, and also served as a director of Cardinal Health, Inc. and AmerLink Corp. From 1984 to 1994, he also served as a director and Chairman of North American National Corporation and its subsidiaries, Pan-Western Life Insurance Company, Brookings International Life Insurance Company and Howard Life Insurance Company.


                               OTHER BUSINESS
                                  (Item 2)

      The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as they in their discretion may deem appropriate, unless they are directed by the proxy to do otherwise.


                             BOARD OF DIRECTORS

 Board Committees

      Standing committees of the Board of Directors of the Company include the Executive Committee, the Audit Committee, the Compensation Committee and the Stock Option Committee.

      The Executive Committee is comprised of Messrs. Schwarz (chairman), Graves and Manser. Between meetings of the Board of Directors, the Executive Committee has the full power and authority of the Board in the management of the business and affairs of the Corporation, except as limited by the Bylaws or statute. The Executive Committee meets periodically between meetings of the Board of Directors, but held no such meetings during 2003.

      The Audit Committee is comprised of Messrs. Manser (chairman), Berlin and Epstein. The Board of Directors has determined that all members of the Audit Committee satisfy the current independence and experience requirements of the American Stock Exchange and the Securities and Exchange Commission. The Board of Directors has also determined that Mr. Manser satisfies the requirements for an "audit committee financial expert" under applicable rules of the Securities and Exchange Commission and has designated Mr. Manser as its "audit committee financial expert." The Audit Committee oversees the conduct of the financial reporting processes of the Company, including reviewing with management and the outside auditors the audited financial statements included in the Company's Annual Report, the Committee chairman reviewing with the outside auditors the interim financial results included in the Company's quarterly reports filed with the Securities and Exchange Commission, discussing with management and the outside auditors the quality and adequacy of internal controls, and reviewing the independence of the outside auditors. See, Audit Committee Report. The Audit Committee met seven times during 2003.

      The Compensation Committee and the Stock Option Committee are comprised of Messrs. Graves (chairman), Berlin and Schwarz. Because the Company is a "controlled company," rules of the American Stock Exchange do not require that members of the Compensation Committee be independent. At the direction of the full Board, the Compensation Committee reviews and makes recommendations with respect to compensation of the executive officers of the Company. See, Compensation Committee Report. The Stock Option Committee administers the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan, including the determination of participants therein and the grant of options thereunder. The Compensation Committee and the Stock Option Committee met once during 2003.

 Attendance at Meetings

      The Board of Directors held four meetings during 2003. Various matters were also approved by the unanimous written consent of the Board of Directors during the last fiscal year. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served. The Company has no formal policy with respect to the attendance of Board members at the annual meeting of shareholders, but encourages all incumbent directors and director nominees to attend each annual meeting of shareholders. All but one of the incumbent directors and director nominees attended the Company's last annual meeting of shareholders held on May 19, 2003.

 Director Compensation

      Each non-employee director receives a fee of $1,500 for each Board meeting attended and a fee of $750 for each committee meeting attended. Mr. Epstein was also granted an option to purchase 25,000 shares of the Common Stock at a price of $0.85 per share in connection with his initial election to the Board of Directors in May, 2003. No other compensation was paid to any non-employee director during 2003.

 Nomination of Directors

      Because the Company is a "controlled company," rules of the American Stock Exchange do not require that the Company have a nominating committee. The Board of Directors has determined that such a committee is not necessary to identify, evaluate and attract qualified nominees. Therefore, the full Board of Directors acts in place of a nominating committee to investigate qualified nominees for election to the Board when vacancies occur. The Board of Directors has not adopted any charter or formal procedures with respect to its consideration of director nominees.

      The Board of Directors strives to identify and attract director nominees with a variety of experience who have the business background and personal integrity to represent the interests of all shareholders. Although the Board of Directors has not established any specific minimum qualifications that must be met by a director nominee, factors considered in evaluating potential candidates include educational achievement, managerial experience, business acumen, financial sophistication, insurance industry expertise and strategic planning and policy-making skills. Depending upon the current needs of the Board, some factors may be weighed more or less heavily than others in the Board's deliberations. The Board of Directors evaluates the suitability of a potential director nominee on the basis of written information concerning the candidate, discussions with persons familiar with the background and character of the candidate and personal interviews with the candidate.

      The Board of Directors will consider candidates for nomination to the Board from any reasonable source, including shareholder recommendations. The Board of Directors does not evaluate candidates differently based on the source of the proposal. The Board of Directors has not, and has no present intention to, use consultants or search firms to assist in the process of identifying and evaluating candidates.

      Shareholders may recommend director candidates for consideration by the Board of Directors by writing to the Chairman of the Board of Directors at the Company's headquarters in Fort Worth, Texas, giving the candidate's name, contact information, biographical data and qualifications. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. The Board has not implemented any formal procedures for consideration of director nominees submitted by shareholders of the Company. The Board of Director has not received any recommendations for director nominees from any person or group beneficially owning more than 5% of the Common Stock of the Company.

 Shareholder Communications

      The Board of Directors of the Company believes that, in light of the accessibility of its directors to informal communications, a formal process for shareholders to communicate with directors is unnecessary. Any shareholder communication sent to the Board of Directors, either generally or in care of the Chairman of the Board, will be forwarded to members of the Board without screening. Any shareholder communication to the Board of Directors should be addressed in care of the Chairman of the Board and transmitted to the Company's headquarters in Fort Worth, Texas. In order to assure proper handling, the transmittal envelope should include a notation indicating "Board Communication" or "Director Communication." All such correspondence should identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or only specified individual directors. The Chairman will circulate all such correspondence to the appropriate directors.


             EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

 Executive Officers

      The following persons are currently the only executive officers of  the
 Company:

 Name                Age             Position(s) with the Company
 ----                ---             ----------------------------

 Mark E. Schwarz     43     Chief Executive Officer, President, Director
                            and Chairman

 Mark J. Morrison    44     Executive Vice President and Chief Financial
                            Officer

 Brookland F. Davis  40     President of Personal Lines Group subsidiaries

 Kevin T. Kasitz     41     President of Commercial Lines Group subsidiaries


      No executive officer bears any family relationship to any other executive officer or to any director or nominee for director of the Company. No director, nominee for director or executive officer of the Company has been involved in any legal proceedings that would be material to an evaluation of the management of the Company. Information concerning the business experience of Mark E. Schwarz is provided under Election of Directors.

      Mark J. Morrison became Executive Vice President and Chief Financial Officer of the Company on March 22, 2004. Mr. Morrison has been employed in the property and casualty insurance industry since 1993. Prior to joining the Company, he had since 2001 served as President of Associates Insurance Group, a subsidiary of Travelers Property Casualty Corp. From 1996 through 2000, he served as Senior Vice President and Chief Financial Officer of Associates First Capital Corporation. From 1995 to 1996, Mr. Morrison served as Controller of American Eagle Insurance Group, and from 1993 to 1995, was a Director in the Credit Suisse Group of Republic Insurance Group. From 1991 to 1993 served as a Director of Anthem Life Insurance Company. Mr. Morrison began his career as a public accountant with Ernst & Young, LLP from 1982 to 1991, where he completed tenure as a Senior Manager.

      Brookland F. Davis has since January, 2003 served as the President of the Company's Personal Lines Group, an integrated group of subsidiaries handling non-standard personal automobile insurance. Since 2001, Mr. Davis had been employed by Bankers Insurance Group, Inc., a property/casualty and life insurance group of companies, where he began as the Chief Accounting Officer and was ultimately promoted to President of their Texas managing general agency and head of their nationwide non-standard personal automobile operations. From 1998 to 2000, he served as Executive Vice President and Chief Financial Officer of Paragon Insurance Holdings, LLC, a multi-state personal lines managing general agency offering non-standard personal automobile and homeowners insurance, which Mr. Davis co-founded. During 1997, Mr. Davis was a Senior Manager with KPMG Peat Marwick focusing on the financial services practice area. From 1993 to 1997, he served as Vice President and Treasurer of Midland Financial Group, Inc., a multi-state property/casualty insurance company focused on non-standard automobile insurance. Mr. Davis began his professional career in 1986 in public accounting with first Coopers & Lybrand and later KPMG Peat Marwick, where he ended his tenure in 1992 as a Supervising Senior Tax Specialist. Mr. Davis is a certified public accountant licensed in Texas and Tennessee.

      Kevin T. Kasitz has since April, 2003 served as the President of the Company's Commercial Lines Group, an integrated group of subsidiaries handling commercial insurance. Prior to joining the Company, Mr. Kasitz had since 1991 been employed by Benfield Blanch Inc., a reinsurance intermediary, where he served as a Senior Vice President in the Program Services division (2000 to 2003) and Alternative Distribution division (1999 to 2000), a Vice President in the Alternative Distribution division (1994 to
 1999) and a Manager  in the Wholesale Insurance  Services division (1991  to
 1994). From 1989 to 1991, he was a personal lines underwriter for Continental Insurance Company and from 1986 to 1989 was an internal auditor for National County Mutual Insurance Company, a regional non-standard automobile insurer.


                            EXECUTIVE COMPENSATION

 Summary Compensation Table

      The following table sets forth information concerning compensation of the Chief Executive Officer and certain other persons who were executive officers of the Company during the 2003 fiscal year. None of such persons were executive officers of the Company at any time during the preceding two fiscal years.

                                                                  Other Annual
        Name and             Year Ended                           Compensation
   Principal Position       December 31  Salary ($)  Bonus ($) 1      ($) 2
   -------------------      -----------  ----------  -----------      -----

 Mark E. Schwarz                2003      150,000         -0-           -0-
   Chief Executive Officer

 Timothy A. Bienek              2003      162,500         -0-        12,765
   Chief Operating Officer 3

 Scott K. Billings              2003      157,500       40,000       12,488
   Chief Financial Officer 4

 Brookland F. Davis             2003      142,500       40,000       12,927
   President of Personal
   Lines Group 5

 Kevin T. Kasitz                2003      115,500       40,000        7,493
   President of Commercial
   Lines Group 5

 -------------------------

 1    Bonuses are reflected in the year paid.

 2    Represents employee portion of medical coverage paid by the Company.

 3    Mr. Bienek resigned from the Company in November, 2003.

 4    Mr. Billings resigned from the Company in February, 2004.

 5 Messrs. Davis and Kasitz were determined to have become executive officers in November, 2003.


 Option Grants in Last Fiscal Year

      The following table shows all individual grants of stock options to executive officers of the Company during the fiscal year ended December 31, 2003.
                                   % of Total
                       Securities    Options
                       Underlying  Granted to
                        Options   Employees in  Exercise Price    Expiration
                       Granted 1   Fiscal Year      ($/Sh)          Date 2
                       ---------   -----------  --------------    ----------

 Scott K. Billings       25,000       13.9           0.65          03/27/08

 Brookland F. Davis      25,000       13.9           0.65          03/27/08

 Kevin T. Kasitz         25,000       13.9           0.65          04/01/08

 ------------------

 1 Options are to purchase shares of the Company's Common Stock. Options vest as to 40% of the shares six months from the date of grant and as to an additional 20% of the shares on each of the first three anniversaries of the grant date, subject to acceleration of vesting upon death, disability, retirement or change in control of the Company.

 2 All options are subject to earlier termination due to death, disability or termination of employment.


 Option Exercises in Last Fiscal Year and Fiscal Year-End Values

      None of the executive officers of the Company exercised any options during the fiscal year ended December 31, 2003. The following table shows the value of unexercised options held by the executive officers named above as of December 31, 2003.

                         Securities Underlying        Value of Unexercised
                        Unexercised Options (#)    In-the-Money Options ($) 1
                      --------------------------   --------------------------
       Name           Exercisable  Unexercisable   Exercisable  Unexercisable
       ----           -----------  -------------   -----------  -------------

 Mark E. Schwarz 2       125,000      50,000          28,438        5,125

 Timothy A. Bienek 3     120,000      80,000          43,200       28,800

 Scott K. Billings 4      10,000      15,000           1,400        2,100

 Brookland F. Davis       10,000      15,000           1,400        2,100

 Kevin T. Kasitz          10,000      15,000           1,400        2,100

 ------------------

 1 Values stated are pre-tax and are based upon the closing price of $0.79 per share of the Common Stock on the American Stock Exchange Emerging Company Marketplace on December 31, 2003, the last trading day of the fiscal year.

 2    Includes  exercisable  options  to  purchase  50,000  shares  held   by
      Newcastle Partners, L.P.

 3    All options terminated unexercised on February 17, 2004.

 4 Unexercisable options terminated on February 13, 2004, and exercisable options will terminate if not exercised by May 13, 2004.


 Equity Compensation Plan Information

      The following table sets forth information regarding shares of the Common Stock authorized for issuance under the Company's equity compensation plans as of December 31, 2003:

                       (a) Number of   (b) Weighted-   (c) Number of securities
                       securities to      average        remaining available
                       be issued upon  exercise price    for future issuance
                        exercise of    of outstanding       under equity
                        outstanding       options,        compensation plans
                         options,         warrants      (excluding securities
                       warrants and         and             reflected in
                          rights           rights            column (a))
                       ------------       --------          -------------

  Equity compensation
  plans approved by     1,113,500           $0.61             1,378,500 2
  security holders 1

  Equity compensation
  plans not approved      150,000           $0.38                  -0-
  by security holders 3
                        ---------                             ----------

     TOTAL              1,263,500           $0.58             1,378,500 2

 ------------------

 1 Includes shares of the Common Stock authorized for issuance under the 1994 Key Employee Long Term Incentive Plan and the 1994 Non-Employee Director Stock Option Plan.

 2 The 1994 Key Employee Long Term Incentive Plan and the 1994 Non-Employee Director Stock Option Plan both terminated in accordance with their respective terms on March 29, 2004. Consequently, as of the date hereof, no shares of the Common Stock remain available for issuance under any equity compensation plans of the Company.

 3 Represents shares of the Common Stock issuable upon exercise of non-qualified stock options granted to the non-employee directors of the Company in lieu of cash compensation for their service on the Board of Directors during fiscal 1999. The options became fully exercisable on August 16, 2000, and terminate on March 15, 2010, to the extent not previously exercised.


                               CODE OF ETHICS

      The Board of Directors has adopted a Code of Ethics applicable to all of the Company's employees, officers and directors. The Code of Ethics covers compliance with law; fair and honest dealings with the Company, its competitors and others; full, fair and accurate disclosure to the public; and procedures for compliance with the Code of Ethics. This Code of Ethics is posted on the Company's website at www.hallmarkgrp.com.

 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      The Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission. Based solely upon information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 2003, except that (i) the former chief operating officer, Timothy A. Bienek, and Mark E. Schwarz, Newcastle Partners, L.P., Newcastle Capital Management , L.P., and Newcastle Capital Group LLC were each late filing a Form 4 reporting the rescission of the sale of shares from Newcastle Partners, L.P. to Mr. Bienek for which the purchase price was never paid, (ii) the former chief financial officer, Scott K Billings, was late filing a Form 4 reporting a grant of employee stock options, (iii) Brookland F. Davis and Kevin T. Kasitz were each late filing a Form 3 which became due as a result of a subsequent determination that they had become executive officers upon the resignation of the former chief operating officer, and (iv) Thomas G. Berlin was late filing a Form 4 reporting the purchase of shares in the Company's rights offering.


                          RELATED PARTY TRANSACTIONS

      The Chief Executive Officer, President and Chairman of the Company, Mark E. Schwarz, is the managing member of Newcastle Capital Group, L.L.C., which is the general partner of Newcastle Capital Management, L.P., which is in turn the general partner of Newcastle Partners, L.P. In November, 2002, the Company entered into a promissory note with Newcastle Partners, L.P. pursuant to which the Company could borrow up to $9,000,000. The promissory note provided for a fixed interest rate of 11.75%. The unpaid principal balance and accrued and unpaid interest became due and payable on demand at any time after September 30, 2003.

      In November, 2002, the Company borrowed $6,500,000 from Newcastle Partners, L.P. to purchase from a major bank all of the right, title and interest in a promissory note (the "Millers Note") payable to the bank by Millers American Group, Inc. ("Millers"), together with all related loan documentation and collateral. At the time of such acquisition, the Millers Note was in default and had an outstanding balance of approximately $15,070,000. The Millers Note was guaranteed by Trilogy Holdings, Inc. ("Trilogy"), a wholly-owned subsidiary of Millers, and was secured by all of the issued and outstanding capital stock of Millers Insurance Company ("MIC"), a Texas-based property and casualty insurance carrier, and Phoenix Indemnity Insurance Company ("Phoenix"), an Arizona-based property and casualty insurance carrier, each of which was a wholly-owned subsidiary of Trilogy at the time of the acquisition. Effective January 1, 2003, the Company acquired all of the outstanding capital stock of Phoenix in satisfaction of $7,000,000 of the outstanding balance of the Millers Note. Upon its acquisition, Phoenix became a part of the Company's Personal Lines Group of subsidiaries.

      In December, 2002, the Company borrowed an additional $2,100,000 from Newcastle Partners, L.P. to purchase two inactive subsidiaries from Millers and to purchase Millers General Agency, Inc., an active Texas managing general agency, from MIC. Upon their acquisitions, these subsidiaries became the Company's Commercial Lines Group.

      In September, 2003, the Company repaid all principal and accrued interest outstanding on its promissory note to Newcastle Partners, L.P. from the proceeds of a rights offering to its shareholders.


         PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

      During September, 2003, the Company completed a rights offering to its shareholders. In connection with the rights offering, the Company's largest shareholder, Newcastle Partners, L.P., exercised its maximum basic and over-subscription rights to acquire 18,356,594 shares of the Company's Common Stock for an aggregate purchase price of approximately $7.3 million, the source of which was the internal capital of Newcastle Partners, L.P. As a result of this transaction, the percentage beneficial ownership of Newcastle Partners, L.P. increased from approximately 43% of the outstanding Common Stock prior to the rights offering to approximately 62% of the outstanding Common Stock following completion of the rights offering. Such increase in the percentage ownership of Newcastle Partners, L.P. could be deemed a change in control of the Company. Since over 50% of the voting power in the Company is held by Newcastle Partners, L.P., the Company is now considered a "controlled company" under the rules of the American Stock Exchange. Newcastle Partners, L.P. is an affiliate of Mark E. Schwarz, the Chief Executive Officer, President and Chairman of the Company.

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, by (i) the current executive officers of the Company, (ii) each current director and nominee for director of the Company, (iii) all current executive officers and current directors of the Company as a group; and
 (iv) each other person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock. Unless otherwise indicated, the persons identified in the table have sole voting and dispositive power with respect to the shares shown as beneficially owned by them. Except as otherwise indicated, the mailing address for all persons is the same as that of the Company.

                                        No. of Shares      Percent of Class
 Shareholder                          Beneficially Owned  Beneficially Owned
 -----------                          ------------------  ------------------

 Mark E. Schwarz 1                        23,215,769             63.5

 Mark J. Morrison                              -0-                -0-

 Brookland F. Davis 2                        131,420              0.4

 Kevin T. Kasitz 2                            38,705              0.1

 Scott T. Berlin 3                            87,500              0.2

 James C. Epstein 4                          324,705              0.9

 James H. Graves 5                           423,775              1.2

 George R. Manser 5, 6                       263,303              0.7

 All executive officers and current
 directors, as a group (6 persons) 7      24,485,177             66.1

 Thomas G. Berlin 8                        6,043,561             16.6

 Newcastle Partners, L.P. 9               23,128,269             63.4

 -----------

 1 Includes 87,500 shares which may be acquired by Mr. Schwarz pursuant to stock options exercisable on or within 60 days after the Record Date, 23,078,269 shares owned by Newcastle Partners, L.P., a limited partnership indirectly controlled by Mr. Schwarz, and 50,000 shares which may be acquired by Newcastle Partners, L.P. pursuant to stock options exercisable on or within 60 days after the Record Date. See
      Note 9, below.

 2 Includes 15,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 3 Includes 87,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date. Mr. Berlin disclaims beneficial ownership of all shares owned by his parents, Mr. & Mrs. Thomas G. Berlin.

 4 Includes 12,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 5 Includes 175,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 6 Includes 30,575 shares held by Mr. Manser's spouse, over which shares Mr. Manser shares voting and dispositive power.

 7 Includes 617,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 8 As reported on Schedule 13D/A filed with the Securities and Exchange Commission on February 5, 2004. Includes 181,453 shares over which Mr. Berlin shares voting and dispositive power with his spouse. The address for Mr. Berlin is 37500 Eagle Road, Willoughby Hills, Ohio 44094. Thomas G. Berlin is the father of Scott T. Berlin.

 9 As reported on Form 4 filed with the Securities and Exchange Commission on February 17, 2004. Includes 50,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date. Mark E. Schwarz is the managing member of Newcastle Capital Group LLC, which is the general partner of Newcastle Capital Management, L.P., which is the general partner of Newcastle Partners, L.P. The address for Newcastle Partners, L.P. is 300 Crescent Court, Suite 1110, Dallas, Texas 75201.


                            AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company is composed of three independent directors and operates under a written charter adopted by the Board of Directors in accordance with applicable rules of the Securities and Exchange Commission and the American Stock Exchange. A copy of the Amended and Restated Audit Committee Charter is attached to this Proxy Statement as Appendix A.

      The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and is authorized to retain outside counsel, auditors or other experts for this purpose. Subject to any action that may be taken by the full Board, the Audit Committee also has the authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent certified public accountants.

      The Company's management is responsible for preparing the Company's financial statements and the independent accountants are responsible for auditing those financial statements. The role of the Audit Committee is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed and discussed the consolidated financial statements with both management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received from the independent accountants the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants their independence.

      Based upon the Audit Committee's review and discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2003.

 Audit Committee:    George R. Manser (chairman)
 ----------------    Scott T. Berlin
                     James C. Epstein


                        INDEPENDENT PUBLIC ACCOUNTANTS

      On October 10, 2003, the Company dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants and retained KPMG LLP ("KPMG") as its new independent accountants to audit the Company's financial statements for the fiscal year ended December 31, 2003. The decision to change independent accountants was recommended and approved by the Audit Committee.

      PWC's reports on the Company's financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two preceding fiscal years and through October 10, 2003, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PWC's satisfaction, would have caused them to make reference thereto in connection with their reports on the Company's financial statements. During the Company's two preceding fiscal years and through October 10, 2003, there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B. During the Company's two preceding fiscal years and through October 10, 2003, the Company had not consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

      The Company provided PWC with a copy of the foregoing disclosures and requested that PWC review such disclosures and provide a letter addressed to the Securities and Exchange Commission stating whether they agree with such statements. A copy of PWC's response letter concurring with such disclosures was attached as Exhibit 16 to the Company's Current Report on Form 8-K filed October 17, 2003.

      The Audit Committee has selected KPMG as independent certified public accountants to audit the consolidated financial statements of the Company for the 2004 fiscal year. Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders.

      The following table presents fees for professional services rendered by the Company's independent accountants for the audit of the Company's consolidated financial statements for the fiscal years ended December 31, 2003, and December 31, 2002, and fees billed for other services rendered by the independent accountants during those periods.


                         KPMG in Fiscal     PWC in Fiscal    PWC in Fiscal
                              2003              2003             2002
                         --------------     -------------    -------------

 Audit Fees 1               $283,774          $ 75,837         $242,542

 Audit-Related Fees 1, 2       -0-            $158,920         $ 81,000

 Tax Fees 3                    -0-            $ 13,250         $ 37,000

 All Other Fees 4              -0-            $ 67,588            -0-


 1 Reflects fees for services attributable to the indicated fiscal year, a portion of which fees were paid in the subsequent fiscal year.

 2 Audit-related fees related to the preparation of required audited financial statements for newly acquired subsidiaries.

 3 Tax fees related to services in connection with federal, state and local taxes.

 4 All other fees related to services in connection with the Company's shareholder rights offering and the termination of PWC as the Company's auditors.

      The current policy of the Audit Committee is to review and approve all proposed audit and non-audit services prior to the engagement of independent accountants to perform such services. Therefore, the Audit Committee does not presently have any pre-approval policy or procedures. Review and approval of such services generally occur at the Audit Committee's regularly scheduled quarterly meetings. In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the Audit Committee has delegated to its chairman the authority to approve audit and non-audit services up to a pre-determined level as approved by the Audit Committee. Any audit or non-audit services approved pursuant to such delegation of authority must be reported to the full Audit Committee at its next regularly scheduled meeting. During fiscal 2002 and 2003, all audit and non-audit services performed by the Company's independent accountants were approved in advance by the Audit Committee.


                 SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Any shareholder desiring to submit a proposal for inclusion in the proxy material relating to the 2005 annual meeting of shareholders must do so in writing. The proposal must be received at the Company's principal executive offices by December 24, 2004. In addition, with respect to any matter proposed by a shareholder at the 2005 Annual Meeting but not included in the Company's proxy materials, the proxy holders designated by the Company may exercise discretionary voting authority if appropriate notice of the shareholder proposal is not received by the Company at its principal executive office by March 9, 2005.

                               By Order of the Board of Directors,

                               /s/ Cecil R. Wise
                               ------------------------
                               Cecil R. Wise, Secretary

 April 23, 2004
 Fort Worth, Texas

                                   [FRONT]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                    PROXY
                  FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                      HALLMARK FINANCIAL SERVICES, INC.
                           TO BE HELD MAY 20, 2004

      The undersigned hereby appoints Mark E. Schwarz, Mark J. Morrison, Brookland F. Davis and Kevin T. Kasitz, and each of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of Common Stock of Hallmark Financial Services, Inc. held of record by the undersigned as of April 20, 2004, at the Annual Meeting of Shareholders to be held on May 20, 2004, or at any adjournment thereof.

 1.  ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY to vote
         (except as marked to the contrary)     for all nominees listed below

 INSTRUCTIONS: To withhold authority to vote for any nominee, mark the space beside the nominee's name with an "X".

      Mark E. Schwarz     _____                James H. Graves     _____
      Scott T. Berlin     _____                George R. Manser    _____
      James C. Epstein    _____

 2. In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

      When properly executed, this proxy will be voted in the manner directed
 herein by the undersigned shareholder.   IF NO DIRECTION IS SPECIFIED,  THIS
 PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM 1.

      The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

                                    [BACK]


      Please sign below exactly as your shares are held of record. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


 Date: ___________________, 2004   __________________________________________
                                   Signature

 PLEASE  MARK,  SIGN,  DATE  AND
 RETURN THE PROXY CARD PROMPTLY,
 USING THE ENCLOSED ENVELOPE.
                                   __________________________________________
                                   Signature, if held jointly:


   PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. [ ]

                                 Appendix A
                                 ----------

                      HALLMARK FINANCIAL SERVICES, INC.
                             AMENDED AND RESTATED
                           AUDIT COMMITTEE CHARTER

                                April 12, 2004

 The Board of Directors (the "Board") of Hallmark Financial Services, Inc. (the "Company") has adopted the following Amended and Restated Audit Committee Charter for the governance of the Audit Committee of the Board.

 Purposes
 --------
 The purposes of the Audit Committee are to serve as an independent and objective party to:

 * Oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;

 *    Oversee the independent auditors' qualifications and independence;

 *    Oversee the performance of the Company's independent auditors;

 *    Oversee the performance of the Company's internal auditors, if any;

 * Oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements;

 *    Oversee the Company's systems  of internal controls regarding  finance,
      accounting,  and  ethics  compliance  established  by  the  Board   and
      management of the Company;

 * Provide a means for open communication among the independent auditors, internal auditors, financial and senior management and the Board; and

 *    Perform such other duties as are directed by the Board.

 The Audit Committee shall prepare annually a report meeting the requirements of any applicable regulations of the Securities and Exchange Commission (the "SEC") to be included in the Company's proxy statement relating to its annual meeting of stockholders.

 Membership
 ----------
 The Audit Committee shall be comprised of three or more directors, as determined by the Board, none of whom shall be an affiliate of the Company or any of its subsidiaries or an employee or a person who receives any compensation from the Company or any of its subsidiaries other than fees paid for service as a director. The members of the Audit Committee shall be elected by the Board annually and shall serve until their successors shall be duly elected and qualified. Unless the Board otherwise determines in accordance with the listing standards of the American Stock Exchange. ("Amex") and applicable rules and regulations of the SEC, each member shall be "independent" as defined from time to time by the listing standards of Amex and by applicable rules and regulations of the SEC. The Board shall annually review and determine the independence of each member of the Audit Committee. No member may accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries other than director or committee fees. No member shall serve on an audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee.

 Each member of the Audit Committee shall be able to read and understand financial statements at the time of his or her appointment. The Company shall appoint at least one member who is "financially sophisticated" as defined under the applicable Amex listing standards and shall use its reasonable efforts to appoint at least one member who qualifies as an "audit committee financial expert" as defined by applicable rules and regulations of the SEC.

 An audit committee financial expert shall not be deemed an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933. The designation of an Audit Committee member as an audit committee financial expert does not impose any duties, obligations or liability on the audit committee financial expert that are greater than those imposed on other Audit Committee members, nor does it affect the duties, obligations or liability of any other Audit Committee member.

 Notwithstanding the foregoing membership requirements, no action of the Audit Committee shall be invalid by reason of any such requirement not being met at the time such action is taken.

 Structure and Meetings
 ----------------------
 The Board shall appoint one member of the Audit Committee as chairperson. The chairperson shall be responsible for leadership of the Audit Committee and reporting to the Board. The Audit Committee shall meet as many times per year as the members deem necessary, but in any event at least four times per year. The Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

 Accountability of the Independent Auditors
 ------------------------------------------
 The independent auditors shall be accountable to and report directly to the Audit Committee. The Audit Committee shall have the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the Company's independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee shall annually select and engage the Company's independent auditors retained to audit the financial statements of the Company. The Audit Committee, or a member thereof, must approve in advance any service, whether an audit or a non-audit service, provided to the Company by the Company's independent auditors, including the plan and scope of any such service and related fees.

 Committee Authority and Responsibilities
 ----------------------------------------
 The Audit Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties. The Audit Committee has the authority to retain, at the Company's expense and on such terms as the Audit Committee deems necessary or advisable, professional advisors (including, without limitation, special legal counsel, accounting experts, or other consultants) to advise the Audit Committee in connection with the exercise of its powers and responsibilities as set forth in this Audit Committee Charter. Such professional advisors may be the same as or different from the Company's primary legal counsel, accounting experts and other consultants. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors employed by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services; (ii) compensation to any special legal counsel, accounting experts or other consultants employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee.

 In connection with its purposes, powers and responsibilities, the Audit Committee shall:

 Oversee Independent Auditors
 ----------------------------
 * Annually review the performance, experience and qualifications of the independent auditors' team and the quality control procedures of the independent auditors and discharge the independent auditors when circumstances warrant;

 * Review the disclosures in the Company's periodic reports filed with the SEC regarding any approved non-audit services provided or to be provided by the independent auditors;

 * Periodically obtain and review a report from the independent auditors regarding all relationships between the independent auditors and the Company that may impact the independence of the independent auditors, and discuss such report with the independent auditors. The Audit Committee shall also recommend any appropriate action to the Board in response to the written report necessary to satisfy itself of the independence of the independent auditors;

 * Ensure the rotation, at least every five years, of the lead audit partner having responsibility for the audit and the concurring review partner responsible for reviewing the audit in accordance with applicable Amex listing standards and applicable laws, rules and regulations;

 * Set, review and modify as appropriate, policies in accordance with the Amex listing standards and applicable laws, rules and regulations for hiring employees or former employees of the Company's independent auditors;

 Review Financial Information and Processes
 ------------------------------------------
 * Review with management and the independent auditors the Company's quarterly or annual financial information, including matters required to be reviewed under applicable legal, regulatory or Amex requirements, prior to the release of earnings and prior to the filing of the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be;

 * Review and, as appropriate, discuss with management and the independent auditors the Company's earnings releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance, if any, provided to analysts or rating agencies;

 * Upon completion of any annual audit, meet separately with the independent auditors and management and review the Company's financial statements and related notes, the results of their audit, any report or opinion rendered in connection therewith, any significant difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), any significant disagreements with management concerning accounting or disclosure matters, any significant adjustment proposed by the independent auditors and the adequacy and integrity of the Company's internal accounting controls and the extent to which major recommendations made by the independent auditors have been implemented or resolved;

 * Regularly review with the Company's independent auditors any audit problems or difficulties and management's response;

 *    Resolve  any  disagreements  between   the  independent  auditors   and
      management regarding the Company's accounting or financial reporting practices;

 * Review and consider with the independent auditors and management the matters required to be discussed by Statement of Auditing Standards Nos. 61, 89 and 90. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments (whether or not recorded) and such other inquiries as may be appropriate. These discussions shall also include the review of reports from the independent auditors that include (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, their ramifications and the preferences of the independent auditors; and (iii) other material written communications between the independent auditors and management. Based on the foregoing review, the Audit Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K;

 * Review any disclosures provided by the Chief Executive Officer, the Chief Financial Officer or the independent auditors to the Audit Committee regarding significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Company's ability to record, process, summarize, and report financial data;

 * Review with management and the independent auditors any significant transactions that are not a normal part of the Company's operations and changes, if any, in the Company's accounting principles or their application;

 Process Improvement
 -------------------
 * Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent auditors or management;

 * Regularly apprise the Board, through minutes and special presentations as necessary, of significant developments in the course of performing the Audit Committee's duties;

 * Conduct an annual evaluation with the Board regarding the performance of the Audit Committee.

 Ethical and Legal Compliance
 ----------------------------
 * Review any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Audit Committee regarding (i) significant deficiencies or weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, including that which involves management or other employees who have a significant role in the Company's internal control over financial reporting;

 * Review with the Company's in-house or outside legal counsel any legal matter that could have a significant effect on the Company's financial statements, including the status of pending litigation and other areas of oversight to the legal and compliance area as may be appropriate;

 * Review with management and the independent auditors the Company's policies and procedures regarding compliance with its internal policies as well as applicable laws and regulations, including without limitation with respect to maintaining books, records and accounts and a system of internal accounting controls in accordance with Section 13(b)(2) of the Securities Exchange Act of 1934;

 General
 -------
 *    Review and approve all related-party transactions;

 * Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and Bylaws, the rules of Amex applicable to its listed companies, and governing law as the Audit Committee or the Board deems necessary or appropriate;

 * Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing practices.

 Review of Committee Charter
 ---------------------------
 At least annually, the Audit Committee shall review and reassess the adequacy of this Charter. The Audit Committee shall report the results of the review to the Board and, if necessary, make recommendations to the Board to amend this Charter.

 Limitations
 -----------
 The Audit Committee has the responsibilities and powers set forth in this Charter, and management and the independent auditors for the Company are accountable to the Audit Committee. Management, not the Audit Committee, is responsible for the preparation in accordance with GAAP, and the completeness and accuracy, of the Company's financial statements. The independent auditors, not the Audit Committee, are responsible for the planning and conduct of audits of the Company's financial statements and reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q.